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                                                                    Exhibit 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 9, 1998, relating to the consolidated financial statements of Lumen Technologies, Inc. (formerly BEC Group, Inc.), which appears in EG&G, Inc.'s Report on Form 8-K/A of EG&G, Inc. dated March 30, 1999.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP




Dallas, Texas
June 28, 1999